UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2014

MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 27, 2014, Thomas M. Hagerty, a member of the Board of Directors of MGIC Investment Corporation (the “Board”) since 2001, and Leslie M. Muma, a member of the Board since 1995, each informed the Company that he will not seek re-election to the Board at the Company’s 2014 Annual Meeting of Shareholders to be held in April 2014. Each is a member of the Board’s Management Development, Nominating and Governance Committee and will continue to serve as a director until his current term expires on the date of the 2014 Annual Meeting.

The decision by each of Mr. Hagerty and Mr. Muma to not stand for re-election was a personal decision and was not the result of any disagreement with the Company or the Board. Mr. Hagerty’s decision was unrelated (other than in time) to Mr. Muma’s decision, and vice versa.

(c) As previously disclosed, on October 23, 2013, Timothy J. Mattke, the Company’s Controller (and principal accounting officer), was appointed the Company’s Chief Financial Officer (and principal financial officer) effective upon the retirement of the Company’s current Chief Financial Officer, J. Michael Lauer, which is scheduled to occur on March 3, 2014.

On January 27, 2014, the Board elected Julie K. Sperber to be our Vice President — Controller effective upon Mr. Mattke’s assumption of the Chief Financial Officer position. In her capacity as Controller, Ms. Sperber will be our principal accounting officer. Ms. Sperber, age 40, has been the Vice President and Assistant Controller of Mortgage Guaranty Insurance Corporation (“MGIC”), the Company’s principal subsidiary, since 2009 and has been with MGIC for approximately 16 years. Prior to her becoming Assistant Controller, she was a manager and an accountant in MGIC’s accounting department. Before joining MGIC, Ms. Sperber was an auditor with PricewaterhouseCoopers LLP, the Company’s independent registered accounting firm. She has a BBA in Accounting and Finance from the University of Wisconsin-Madison.

Ms. Sperber’s husband, Daniel J. Sperber, is MGIC’s Director of Tax and has been employed by MGIC for approximately 32 years. As in the past, Mr. Sperber will report to, and his compensation will be established by, Mr. Mattke. Mr. Sperber’s total compensation for 2013 was less than $200,000, but greater than the threshold of $120,000 for reporting under Section 404(a) of Regulation S-K. Our compensation practices have not changed significantly since December 31, 2013.

(d) On January 27, 2014, the Board elected C. Edward Chaplin to the Board and appointed him to the Board’s Risk Management Committee and its Securities Investment Committee.

Mr. Chaplin has been President and Chief Financial Officer at MBIA Inc., a provider of financial guarantee insurance and the largest municipal bond-only insurer, since 2008. He was on MBIA’s Board from 2003 until 2006, when he left to become Chief Financial Officer of that company. Prior to joining MBIA, Mr. Chaplin was Senior Vice President and Treasurer of Prudential Financial Inc., a firm he joined in 1983 and for which he held various senior management positions, including Regional Vice President of Prudential Mortgage Capital Company.

The compensation of Mr. Chaplin, including the compensation plans he is eligible to participate in, is described in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders under the caption “Compensation of Directors.” On January 27, 2014, Mr. Chaplin was awarded, under the MGIC Investment Corporation Deferred Compensation Plan for Non-Employee Directors, a grant of 11,862.3962 share units, representing the annual grant made to each of the Company’s non-management directors. This plan and the share units are described in such proxy statement under the caption “Compensation of Directors — Deferred Compensation Plan and Annual Grant of Share Units.”

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2014, the Board approved an amendment to the section of the Bylaws of the Company that prescribes, among other things, the number of directors required to be on the Board. The amendment provides that the number of directors of the Company shall automatically be reduced if, due to age-related requirements contained in the Company’s Corporate Governance Guidelines, or similar document, a director is not nominated by the Board for re-election at a meeting of shareholders and a successor is not nominated by the Board for election at such meeting. Under the amendment, the number of directors is also automatically reduced for director resignations (and a similar event) in which no successor is being appointed by the Board.

The amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the actual text of the amendments.

The Amended and Restated Bylaws, as amended by the amendments described on this Current Report on Form 8-K of the Company, are filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01 Other Events.

The Company maintains a Supplemental Executive Retirement Plan (the “SERP”) to provide unfunded pension benefits to officers that cannot be paid from the Company’s qualified pension plan (the “Pension Plan”) due to limitations of the Internal Revenue Code (the “Code”).

The Pension Plan has been redesigned, effective January 1, 2014. Under the redesigned Pension Plan, employees hired after December 31, 2013 accrue retirement benefits under a cash balance formula (the “Cash Balance Component”). Employees hired prior to January 1, 2014 continue to accrue benefits under the current Pension Plan design, which is generally a lifetime annuity of 2% of each year’s eligible compensation through December 31, 2018. Effective January 1, 2019, all participants will accrue benefits under the Cash Balance Component. As a result of the Pension Plan redesign and to clarify certain aspects of plan operation, on January 28, 2014, the Board approved amendments to the SERP to (1) provide for Cash Balance Component accruals under the SERP that are in excess of the Cash Balance Component accruals under the Pension due to limitations of the Code; (2) add a non-duplication provision to clarify that certain benefits described in the SERP have been “transferred” to the Pension Plan; and (3) provide additional detail regarding the methodology used to calculate SERP benefits accrued after December 31, 2004 under the current Pension Plan design.

The SERP and the Pension Plan are generally described under “Compensation of Executive Officers — Compensation and Related Tables — Pension Benefits at 2012 Fiscal Year End” in the Company’s Proxy Statement dated March 25, 2013. The SERP, as amended, is filed as Exhibit 10.7 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the actual text of the SERP.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: January 29, 2014	By: /s/ Jeffrey H. Lane

Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amendments to the Amended and Restated Bylaws of MGIC Investment Corporation
3.2	Amended and Restated Bylaws of MGIC Investment Corporation
10.7	MGIC Investment Corporation Supplemental Executive Retirement Plan